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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 8, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                   333-126317              20-1796526
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

                             100 Manhattanville Road
                          Purchase, New York 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            Telephone: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 8, 2006, TAL International Group, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2006. A copy of the press release is furnished with this report as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

ITEM 9.01. INFORMATION TO BE INCLUDED IN THE REPORT.

(d) Exhibits

         99.1 Press release issued by TAL International Group, Inc. dated August 8, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TAL International Group, Inc.

Dated: August 8, 2006                              By:    /s/ Chand Khan
                                                          ----------------------
                                                   Name:  Chand Khan
                                                   Title: Vice President and CFO

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                                INDEX TO EXHIBITS

EXHIBIT      DESCRIPTION
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99.1         Press Release issued by TAL International Group, Inc. on
             August 8, 2006 announcing earnings for the quarter ended
             June 30, 2006 and initiation of quarterly dividend.